Principal Life Insurance Company
Supplement dated June 30, 2025
to the Prospectus dated May 1, 2025 for
Principal® Strategic Outcomes

This supplement updates information contained in the Prospectus for the annuity Contract referenced above. Please retain this supplement for future reference.

Changes to State Variations

The purpose of this supplement is to remove previously-disclosed restrictions on the availability of certain Index-Linked Segment Options for Contracts issued in Alaska, Delaware, Maryland, Minnesota, New Jersey, or Vermont. Effective July 1, 2025, for new and existing Contracts issued in those states, the following Index-Linked Segment Options will be available: (i) Index-Linked Segment Options linked to the Nasdaq-100 Price Return Index®, (ii) Index-Linked Segment Options with a 0% Buffer (except for Contracts issued in Maryland), and (iii) the Index-Linked Segment Option linked to the Russell 2000® Price Return Index with a 20% Buffer.

In connection with these changes, effective July 1, 2025, the following replaces the table in APPENDIX C - STATE VARIATIONS:

State	Benefit	Variation

Arizona	Free Look	For a non-replacement, if the Owner is age 65 or older at the date of application, the right to cancel period is 30 days.

California	Free Look	For a non-replacement, if the Owner is age 60 or older at the date of application, the right to cancel period is 30 days.
If the Owner is age 60 or older at the date of application, the refunded amount will be the greater of the Accumulated Value plus Fees and Charges or the Premium Payment, whichever is higher.

Connecticut	Free Look	For a replacement of an existing contract, your right to cancel period is 15 days.

District of Columbia	Free Look	For a replacement of an existing contract, your right to cancel period is 15 days.
	Index Linked Segment Options	Index-Linked Segment Options linked to the Nasdaq-100 Price Return Index® are not available. 0% Buffer options are not available. 20% Buffer on the Russell 2000® Price Return - Index is not available.

Delaware	Free Look	For a replacement of an existing contract, your right to cancel period is 20 days.

Florida	Free Look	Your right to cancel period is 21 days.

Georgia	Free Look	For a replacement of an existing contract, your right to cancel period is 15 days.

Idaho	Free Look	Your right to cancel period is 20 days.
	Surrender	Surrender payments will be delayed no longer than six months from the date we receive your notice.

Illinois	Free Look	For a replacement of an existing contract, your right to cancel period is 20 days.

Indiana	Free Look	For a replacement of an existing contract, your right to cancel period is 20 days.

Kansas	Free Look	For a replacement of an existing contract, your right to cancel period is 20 days.

Kentucky	Free Look	For a non-replacement, your right to cancel period is 20 days.

Maryland	Index Linked Segment Options	0% Buffer options are not available.

Massachusetts	Free Look	Your right to cancel period is 20 days.

Michigan	Free Look	For a replacement of an existing contract, your right to cancel period is 15 days.

Minnesota	Free Look	Notice of cancellation and return of the contract are effective on the date received by us or our agent.
Will refund Premium Payment or Accumulated Value within 10 days of receiving cancellation notice.
	Death Benefit	We will pay death benefit within two months.

Montana	Index Linked Segment Options	Index-Linked Segment Options linked to the Nasdaq-100 Price Return Index® are not available. 0% Buffer options are not available. 20% Buffer on the Russell 2000® Price Return - Index is not available.

New Jersey	Index-Linked Segment Options	Index-Linked Segment Options linked to the SG Smart Climate Index are not available.

North Dakota	Free Look	Your right to cancel period is 20 days.

Oklahoma	Free Look	For a replacement of an existing contract, your right to cancel period is 20 days.

Pennsylvania	Free Look	For a replacement of an existing contract that was not issued to you by Principal Life Insurance Company, your right to cancel period is 20 days
For a replacement of an existing contract that was issued to you by Principal Life Insurance Company, your right to cancel period is 45 days.

Rhode Island	Free Look	For a non-replacement, your right to cancel period is 20 days.
	Index Linked Segment Options	Index-Linked Segment Options linked to the Nasdaq-100 Price Return Index® are not available. 0% Buffer options are not available. 20% Buffer on the Russell 2000® Price Return - Index is not available.

Tennessee	Free Look	For a replacement of an existing contract, your right to cancel period is 20 days.

Texas	Free Look	For a non-replacement, your right to cancel period is 20 days.
	Separate Account	The description of the Separate Account is modified for contracts issued in Texas. The Separate Account is a segregated account, established by Principal, in which we hold reserves for the Index-Linked Segment Option under the contract. The portion of the assets of the Separate Account equal to the reserves and other liabilities arising out of any other business we may conduct.

Virginia	Free Look	For a replacement of an existing contract, your right to cancel period is 15 days.

Washington	Free Look	For a replacement of an existing contract, your right to cancel period is 20 days. An additional 10% penalty shall be added to any refund due which is not paid within 30 days of return of the policy.